McMoRan MOMENTUM



McMoRan Exploration Co.

MMR LISTED NYSE

www.mcmoran.com

www.mpeh.com

2nd Quarter 2006 Conference Call

James R. Moffett Richard C. Adkerson

Co-Chairmen of the Board

July 20, 2006

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process; the estimated capital costs for developing the project and settlement of litigation. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; availability of third party downstream facilities; the ability to obtain regulatory approvals and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2005 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2005.

2nd Qtr. 2006 Highlights



- **Continued Active Deep Gas Exploration Venture**
  - 3 Successful Exploration Wells
  - 3 Exploratory Wells in Progress
  - Discoveries on 12 of 23 Prospects Since Inception of Program
  - Additional Exploratory Wells to Spud During 2006

- **2Q06 Production Averaged 67 Mmcfe/d vs. 46 Mmcfe/d in 1Q06**
  - Initiated Production of 5 New Wells
  - 5 Additional Wells Under Development
  - 3Q06 Production Expected to Average 80-85 Mmcfe/d

- **Amended Application for MPEH™ Offshore LNG Facility**
  - Record of Decision Expected by Year-End 2006

2Q06 Exploration Success





- ***Liberty Canal***
  - 2 Intervals, 125' Net Pay
  - Flow Test: 36 MMcfe/d Gross
  - MMR Controls 13,000 Gross Acres
  - On Significant North/South Ridge
  - Mapping Area to Identify Additional Prospects
- ***Pecos***
  - 2 Intervals, 43' Net Pay
  - Flow Test: 19 MMcfe/d Gross
- ***Pt. Chevreuil – St. Mary Parish***
  - 96' Net Pay
  - Flow Test: 12 MMcfe/d Gross

Vermilion Parish, LA


N.W. Kaplan Prospect
Zigler Canal Prospect
Spud 6/17/06
Drilling
Liberty Canal Discovery
Online: 3Q06
Long Point Discovery
#1 Online: 5/23/06
#2 Online: 5/27/06
Long Point Deep Prospect
Spud 4/27/06
Drilling
Cane Ridge Discovery
Online: 4/21/06
Pecos Discovery
Online: 3Q06
King Kong Discovery
#1 Online: 12/23/05
#2 Online: 12/29/05
#3 Online: 4/27/06
3 miles
Drilling
Completing
Producing
Near & Mid Term Prospects

Recent Exploration Results



2004 Discoveries	2005 Discoveries	2006 Discoveries
- Hurricane	-Long Point	- Liberty Canal
- Dawson Deep	-Cane Ridge	- Pecos
- Deep Tern	-King Kong	- King of the Hill
- Minuteman	-West Cameron 43	- Point Chevreuil

2Q06 Average Production Rates & Recent Tests



McMoRan Exploration Acreage
Liberty Canal (2) Gross: 26 Mmcf/d 1,700 Bopd Net: 10 Mmcfe/d
Zigler Canal
Long Point Gross: 20 Mmcf/d 500 Bopd Net: 6 Mmcfe/d
Long Point Deep
Shiner Gross: 6 Mmcf/d 130 Bopd Net: 2.5 Mmcfe/d
Pecos (2) Gross: 16 Mmcf/d 600 Bopd Net: 7 Mmcfe/d
Cane Ridge Gross: 3 Mmcf/d Net: 1 Mmcfe/d
JB Mtn/Mound Pt (1) Gross: 24 Mmcf/d 1,600 Bopd
PENSACOLA
West Cameron 43
Point Chevreuil (2) Gross: 9 Mmcf/d 470 Bopd Net: 2 Mmcfe/d
DESTIN DOME
MAIN PASS
King of the Hill (2) Gross: 12 Mmcf/d 60 Bopd Net: 2 Mmcfe/d
King Kong Gross: 20 Mmcf/d 1,900 Bopd Net: 9 Mmcfe/d
Laphroaig
Hurricane #3
Blueberry Hill First Production Pending Test
MP 299 Gross: 2,800 Bopd Net: 2,350 Bopd
ISLAND
Lombardi Gross: 2 Mmcf/d 500 Bopd Net: 1.5 Mmcfe/d
CANYON
BRAZOS
Deep Tern Gross: 6 Mmcf/d 80 Bopd Net: 2.5 Mmcfe/d
Hurricane Gross: 40 Mmcf/d 1,500 Bopd Net: 12 Mmcfe/d
MATAGORDA ISLAND
WC 616 Gross: 23 Mmcf/d Net: 4 Mmcfe/d
MUSTANG ISLAND
Dawson Deep (3) Gross: 3 Mmcf/d 1,600 Bopd Net: 3 Mmcfe/d
GARDEN BANKS
Raptor Gross: 34 Mmcf/d 300 Bopd Net: 13 Mmcfe/d
ATWATER VALLEY
LLOYD
NORTH PADRE ISLAND
CORPUS CHRSTI
Drilling
Discovery

2Q06 Average Rate

Aggregate Gross Production Rate of 184 MMcf/d and 9,700 Bbls/d, 242 MMcfe/d
Approximately 67 Mmcfe/d Net to MMR, Including 2,350 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement
(2) Recent flow test
(3) Initial production rate

McMoRan Production


(MMcfe/d)
7
36
46
67
80-85
2004
2005
1Q06
2Q06
3Q06e

Development Activities



2Q06 New Production

	Startup Date
1) Long Point No. 1	May 2006
2) Long Point No. 2	May 2006
3) Hurricane #2	May 2006
4) King Kong #3	April 2006
5) Cane Ridge	April 2006

Second Half Start-ups

	Expected Startup Date
1) Dawson Deep	July 2006
2) Pecos	3Q06
3) King of the Hill	3Q06
4) Liberty Canal	3Q06
5) West Cameron 43 #3	3Q06
6) Point Chevreuil	Year-end 2006

Current Exploration Activities



- **Laphroaig – St. Mary Parish, LA**
  - Spud on April 8, 2006
  - Currently Drilling Below 15,600′, TD 19,000′

- **Long Point Deep – LA State Lease 18091**
  - Located 7,000′ SW of Discovery Well
  - Spud on April 27, 2006
  - Currently Drilling Below 15,500′, TD 23,000′

- **Zigler Canal – Onshore Vermilion Parish**
  - Spud on June 17, 2006
  - Currently Drilling Below 11,700′, TD 13,500′

Near Term Exploration

- **Vermilion Block 54**
- **Hurricane Deep – South Marsh Island Block 217**
- **Northwest Kaplan Canal – Onshore Vermilion Parish**

Hurricane Area



MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 12'

Gross Acreage: 7,700

Hurricane -- #3 Development Well in Progress

Gross Unrisked Potential: 900 Bcfe

Net Unrisked Potential: 175 Bcfe

Hurricane Deep

Gross Unrisked Potential: 600 Bcfe

Net Unrisked Potential: 115 Bcfe



211
212
213
TEXACO
TEXACO
TEXACO
TEXACO
218
217
216
SMI 217 McMoRan #227 Drilling
McMoRan Hurricane Deep SMI 217 #226 Prop. Loc
SMI 217 McMoRan #225 Producing
SMI 217 McMoRan #223 Producing
2004 DISCOVERY
SMI 217 El Paso #220
TEXACO
TEXACO
TEXACO
221
222
223
ONE MILE
McMoRan Hurricane Southeast SMI 222 Prop Loc.
HURRICANE
HURRICANE DEEP
TEXACO
TEXACO
TEXACO

South Marsh Island 217

Near-term Exploration Prospects



Prospect	Water Depth (feet)	WI %	NRI %	Planned True Vertical Depth (feet)	Prospect Pre-drill Unrisked Potential (Bcfe) Gross	Net
Northwest Garden City *Laphroaig*	<10	37.5	27.8	19,000'	200	55
LA State Lease 18091 *Long Point Deep*	8	37.5	26.8	23,000'	250	65
Vermilion Parish, LA *Zigler Canal*	Onshore	37.5	26.8	13,500'	140	40
Vermilion Block 54(1)	20	30.0	24.2	15,200'	155	35
South Marsh Island 217 *Hurricane Deep*	12	27.5	19.4	21,500'	600	115
Vermilion Parish, LA *Northwest Kaplan Canal*	Onshore	33.4	23.8	21,500'	tbd	tbd
					1,345	310

Aggregate Unrisked Potential from Inventory(2) Totals Approximately 9 Tcfe Gross, 1.7 Tcfe Net

(1) Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells subject to pricing thresholds.

(2) Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration projects; excludes potential from JB Mountain Deep and Blueberry Hill pending production test

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

Existing Platforms



August 2000 Sulphur Mining Configuration



July 2006 Remaining Platforms

MPEH™ Advantages



- **Location**
  - **18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes**
  - **5.5 Day Trip Time From Trinidad/Caribbean Basin**
  - **Broad Access to U.S. Gas Markets**
- **Use of Existing Platforms and Standard LNG Regasification Facilities**
- **Significant Storage Capacity**
  - **On-site Salt Dome Access -- Initial Capacity of 28 Bcf**

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

MPEH™ LNG Terminal



- **Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms**
- **Capacity for 1 Bcf of Regasified LNG Per Day; 2.5 Bcf Peaking Deliverability with Storage**
- **Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels**
  - **Standard 125,000M^3 Could be Offloaded in 12 Hours**
- **Preliminary Capital Cost Estimated at $440 Million***
- **Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values**
  - **Potential Pipeline and Storage Investments Approximate $450 Million****
    - **Economics of Potential Additional Investments**

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

*** Permit case; pipelines could be owned/financed by a third party*

Highly Attractive Commercial Potential



- MPEH™ LNG Project Provides Attractive Business Opportunities
  - Eastern Gulf of Mexico Location – Excellent Market Access
  - Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Margins Beyond LNG Regas/Delivery
- Positive Outlook for U.S. Natural Gas Markets and Increased Volatility is Favorable for MPEH™ LNG Project
- Permit Would Enable Development of Valuable Commercial Options
- Commercial Arrangements to be Structured to Realize Highest Value Potential of Project

MPEH™ Distribution



Mississippi
Alabama
Louisiana
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
2.0 Bcfd
Southern Natural
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd

MPEH™ Permit Status Report



- Submitted Amendment to Incorporate Closed Loop Technology in May 2006
- Coast Guard/MARAD Establishing Timeline for Processing Amendment
  - Includes Publication of Revisions to Final EIS
  - Followed by Final Public Hearings
  - Significant Studies Completed to Date Should Enable Amendment to be Processed Expeditiously
- Record of Decision is Expected by Year-end 2006

Cash & Capital Expenditure Summary



- **$17 Million in Unrestricted Cash[1] at June 30, 2006**
  - **No Borrowing Under $55 Million Credit Facility**
- **EBITDAX[2] – 2Q06: $39 Million; First Half: $64 Million**
  - **Expected to Increase Significantly in Second Half With Higher Production**
- **Capital Expenditures – 2Q06: $74 Million; First Half: $143 Million**
- **2006 Estimated Capital Expenditures: $260 Million**
  - **$130 Million Exploration**
  - **$130 Million Development**
  - **Capital Spending Driven by Opportunities**
- **May Pursue Additional Funding for O&G Exploration and MPEH™ Activities**

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $15.5 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123 and non-recurring charges.

Summary



- Significant Exposure to High Potential Exploration Prospects
- Expanding Opportunities Through Partnership Arrangements
- Additional Upside From Proposed Major New LNG Project at MPEH™



Reference Slides with Prospect Maps

Laphroaig Exploration Prospect




SL 18614 Palace Op. Co.
Peterson #1
Drilling
15S8E
Palace
ONE MILE
LAPHROAIG

Northwest Garden City

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.8%

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 55 Bcfe

Proposed Total Depth: 19,000' TVD

Long Point Area



MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Onshore in Inland Waters

Gross Acreage: 5,000

Long Point

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe

Long Point Deep

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe



2005 DISCOVERY
SL 18090 McMoRan #2 Producing
SL 18090 McMoRan #1 Producing
15S1W
15S2W
SL 18091 McMoRan #1 Drilling
ONE MILE
LONG POINT DEEP
LONG POINT

LA State Lease 18090

Liberty Canal Discovery & Zigler Canal Exploration Prospect



Liberty Canal

MMR Working Interest: 37.5%
MMR Net Revenue Interest: 27.7%
Gross Unrisked Potential: 80 Bcfe
Net Unrisked Potential: 20 Bcfe

Zigler Canal

MMR Working Interest: 37.5%
MMR Net Revenue Interest: 26.8%
Gross Unrisked Potential: 140 Bcfe
Net Unrisked Potential: 40 Bcfe
Proposed Total Depth: 13,500' TVD


School Board # 1
Drilling
13S1E
ONE MILE
McMoRan # 1
125' net feet of pay
Tested 36 mmcfgepd
Online 3Q06
14S1E
2006 DISCOVERY
ZIGLER CANAL
LIBERTY CANAL

Onshore Vermilion Parish

Vermilion Block 54



MMR Working Interest: 30.0%

MMR Net Revenue Interest: 24.2%

Gross Unrisked Potential: 155 Bcfe

Net Unrisked Potential: 35 Bcfe

Proposed Total Depth: 15,200' TVD



47
48
49
DOMINION
HUNT
CHEVRON
55
54
53
McMoRan
Prop. Loc.
CHEVRON
HUNT
HELIS O&G
68
69
70
ONE MILE
VERMILION 54
HELIS O&G
APEX
AEDC

OCS 310/La. State Lease 340 Area


PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #5 Mound Point East Prop. Loc A
McMoRan #6 Mound Point East Prop. Loc B
McMoRan #2 Mound Point Positive Test
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
SMI 217 McMoRan #227 Drilling
SMI 217 McMoRan #225 Producing
SMI 217 McMoRan #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
McMoRan Hurricane Southeast SMI 222 Prop Loc.
SMI 217 El Paso #220
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
POTENTIAL 2006 DISCOVERY
JB MOUNTAIN DEEP
SMI 228 McMoRan #224 Waiting on Completion Equipment
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
McMoRan #4 Blueberry Hill Waiting on Completion Equipment
B
B'
ONE MILE
TEXACO
STONE
COCKRELL
UNOCAL

JB Mountain/Blueberry Hill Cross Section



Hurricane
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
McMoRan SMI 217 #227 Drilling
McMoRan SMI 217 #225 Producing
McMoRan SMI 217 #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
El Paso SMI 217 SMI #220
El Paso SMI 223 #218 #219 Producing
McMoRan SMI 228 #224 Waiting on Completion Equipment
McMoRan SL340 #1 Waiting on Tubulars for Testing
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
OPERC
GYRO
04/06